Exhibit 99.2

1 Strictly Private & Confidential Project Viper Investor Presentation July 2025 Strictly Private & Confidential

2 Strictly Private & Confidential Disclaimer This presentation is being delivered to a limited number of parties for discussion purposes only and shall not form the basis for or be relied on in connection with any contractually binding commitment . By accepting this presentation, each Recipient (as defined below) agrees (i) to maintain the strict confidentiality of all information that is contained in this presentation and not already in the public domain and not to photocopy, reproduce or distribute such information in whole or in part to any other persons at any time without the prior written consent of Volcon , Inc . (the “Company”), and (ii) to use this presentation for information purposes only . This presentation is being furnished solely to “qualified institutional buyers” as defined in Rule 144 A of the U . S . Securities Act of 1933 , as amended (the “Securities Act”), and institutional “accredited investors” (as defined in Rule 501 (a)(1), (2), (3) or (7) under Regulation D promulgated pursuant to the Securities Act) with sufficient knowledge and experience in investment, financial and business matters and the capability to conduct their own due diligence investigation and evaluation (any such recipient, together with its subsidiaries and affiliates, the “Recipient”) . This presentation has been prepared by the Company solely for informational purposes . This presentation does not constitute an offer to sell or issue or the solicitation of an offer to buy or acquire securities of the Company in any jurisdiction or an inducement to enter into investment activity, nor may it or any part of it form the basis of or be relied on in connection with any contract or commitment whatsoever . Specifically, this presentation does not constitute a “prospectus” within the meaning of the Securities Act . This presentation does not contain all relevant information relating to the Company or its securities, particularly with respect to the risks and special considerations involved with an investment in the securities of the Company . No securities of the Company may be offered or sold without registration under the Securities Act or an exemption from the registration requirements of the Securities Act . ANY SECURITIES TO BE OFFERED IN ANY TRANSACTION CONTEMPLATED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT, OR ANY APPLICABLE STATE OR FOREIGN SECURITIES LAWS . ANY SECURITIES TO BE OFFERED IN ANY TRANSACTION CONTEMPLATED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), ANY STATE SECURITIES COMMISSION OR OTHER UNITED STATES OR FOREIGN REGULATORY AUTHORITY AND WILL BE OFFERED AND SOLD SOLELY IN RELIANCE ON THE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS PROVIDED BY THE SECURITIES ACT AND RULES AND REGULATIONS PROMULGATED THEREUNDER . Certain information contained in this presentation was obtained from various sources, including third parties, and has not been independently verified . No representation, warranty or undertaking, express or implied, is made as to, and no reliance should be placed on, the fairness, accuracy, completeness, correctness or reasonableness of the information or the sources presented or contained herein . By attending this presentation, you acknowledge and agree that none of the Company or any of its affiliates, shareholders, directors, employees, agents, advisors, representatives or underwriters will be liable (in negligence or otherwise) for any loss howsoever arising from any use of this presentation or its contents or otherwise arising in connection with the presentation . This presentation speaks as of the date hereof . The information presented or contained in this presentation is subject to change without notice . Neither the delivery of this presentation nor any further discussions of the Company or any of its affiliates, shareholders, directors, employees, agents, advisors, representatives or underwriters with any of the Recipients shall, under any circumstances, create any implication that there has been no change in the affairs of the Company since that date . The Recipient acknowledges that it is (a) aware that the United States securities laws prohibit any person who has material, non - public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (b) familiar with the Securities Exchange Act of 1934 , as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”), and that the Recipient will neither use, nor cause any third party to use, this presentation or any information contained within in contravention of the Exchange Act, including, without limitation, Rule 10 b - 5 thereunder . The securities described herein have not been registered under the Securities Act and may not be offered or sold absent registration or an applicable exemption from the registration requirements of the Securities Act . For a description of the risks relating to an investment in the Company in connection with an offering of securities, we refer you to “Risk Factors” in the Appendix to this presentation and risk factors discussed in documents that the Company has filed, or will file, with the SEC . This presentation includes forward - looking statements . These forward - looking statements generally can be identified by the use of words such as “anticipate,” “expect,” “plan,” “could,” “may,” “will,” “believe,” “estimate,” “forecast,” “goal,” “project,” and other words of similar meaning . These forward - looking statements address various matters including statements relating to the anticipated benefits and timing of the completion of the proposed offering and related transactions, the intended use of proceeds from the offering, the assets to be held by the Company, the expected future market, price and liquidity of the digital assets the Company acquires, the macro and political conditions surrounding digital assets, the Company’s plan for value creation and strategic advantages, market size and growth opportunities, regulatory conditions, competitive position and the interest of other corporations in similar business strategies, technological and market trends, future financial condition and performance and the expected financial impacts of the proposed transactions described herein . Each forward - looking statement contained in this presentation is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement . Applicable risks and uncertainties include, among others, the risk that the proposed transactions described herein may not be completed in a timely manner or at all ; failure to realize the anticipated benefits of the transactions and the proposed digital asset treasury strategy ; changes in business, market, financial, political and regulatory conditions ; risks relating to the Company’s operations and business, including the highly volatile nature of the price of Bitcoin and other cryptocurrencies ; the risk that the Company’s stock price may be highly correlated to the price of the digital assets that it holds ; risks related to increased competition in the industries in which the Company does and will operate ; risks relating to significant legal, commercial, regulatory and technical uncertainty regarding digital assets generally ; risks relating to the treatment of crypto assets for U . S . and foreign tax purpose, as well as those risks and uncertainties identified in the Appendix to this presentation and those identified under the heading "Risk Factors" in the Company’s Annual Report on Form 10 - K for the fiscal year ended December 31 , 2024 and other information the Company has or may file with the SEC . We caution investors not to place considerable reliance on the forward - looking statements contained in this presentation . You are encouraged to read our filings with the SEC, available at www . sec . gov, for a discussion of these and other risks and uncertainties . The forward - looking statements in this presentation speak only as of the date of this document, and we undertake no obligation to update or revise any of these statements . Our business is subject to substantial risks and uncertainties, including those referenced above . Investors, potential investors, and others should give careful consideration to these risks and uncertainties .

3 Strictly Private & Confidential I Investment Overview II Investment Opportunity III Appendix 3 Strictly Private & Confidential

4 Strictly Private & Confidential Offering Summary • July 14 th , 2025 Expected Pricing Date • Volcon , Inc. (NASDAQ: VLCN) Issuer / Incorporation • ~$500 million Deal Size / Notional • $10.00 per share Purchase Price • ~1.07x Implied mNAV • Private Placement in Public Equity (“PIPE”) Form of Offering • Common Stock and Pre - funded Warrants (if needed) Securities Offered • The Company shall make commercially reasonable efforts to file a resale registration statement for the underlying shares within 30 calendar days of closing; and seek effectiveness within 60 calendar days in the event of a no - review; in the event the Company receives SEC comments, the Company shall use its commercially reasonable efforts to have the registration statement declared effective within 90 calendar days Registration Rights • Clear Street Placement Agent

Attractive Entry Point into a Clean Vehicle

Key Considerations

- ✓ **Attractive Entry Point:** ~1.07x mNAV provides compelling entry point compared to existing shell companies working through closing processes or publicly listed entities trading higher
- ✓ **Clean Capital Structure:** common stock only with no preferred stock or debt
- ✓ **High Percent of Proceeds to Treasury:** Existing cash on balance sheet and commitment to lean SG&A increase cash allocated to treasury
- ✓ **NASDAQ Listed PubCo:** Existing public entity accelerates registration of PIPE shares and allows management to immediately access capital markets opportunistically with a view to expand treasury accumulation at a premium to NAV

Illustrative Pro-Forma Capital Structure & Implied mNAV

Illustrative Share Price	**$10.00**
Exising Common Shares	1.0
Options[1]	0.1
PIPE Shares	50.0
Total	**51.2**
Pro-Forma Equity Value	**$511.7**
Transaction Expenses	$22.5
Working Capital	$10.0
Bitcoin Treasury Deployment	$479.3
Implied mNAV	**1.07x**

Sources & Uses

Sources	
Cash on Balance Sheet	$11.8
PIPE Investment	$500.0
Total	**$511.8**

Uses	
Bitcoin Treasury Deployment	$479.3
Transaction Expenses	$22.5
Cash to Balance Sheet	$10.0
Total	**$511.8**

Illustrative Pro-Forma Ownership



2.0%
0.3%
97.7%
PIPE Investors
Existing Investors
Options(1)

1. Reflects existing management options based on treasury stock method at assumed $10.00 price.

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6 Strictly Private & Confidential I Investment Overview II Investment Opportunity III Appendix 6 Strictly Private & Confidential

Established and Defensible Competitive Moat

Scaling a preeminent capital markets team with crypto experts to form a best-in-class bitcoin treasury aggregator

Project Viper

- ✓ Combining sophisticated institutional capital markets veterans with a category-leading digital asset firm to build a **differentiated public market vehicle focused on scaling a leading bitcoin treasury company globally**
- ✓ **Attractive entry point for investors at ~1.07x mNAV**
- ✓ **Best-in-class asset management strategies** across capital raising, digital asset acquisition and servicing, and limited corporate operating expenditures aiming to generate and maintain a leading premium to NAV
- ✓ **Committed to risk mitigation & disclosure** with proven expertise navigating regulatory and compliance complexities across financial and digital asset markets globally
- ✓ **Strategic pathway to emerging digital asset markets** supported by plans to consider multiple international listings
- ✓ Strategically composed board with **direct access to major TradFi investors and core crypto-native capital partners alongside a premier and legendary corporate governance titan**
- ✓ **Clean pro-forma capital structure positioned to immediately initiate a Bitcoin treasury strategy and expand market share rapidly**

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Fundamental Pillars Of Differentiation

Top tier management team and service providers with industry leading expertise

I. Capital Markets Execution

empery

Structuring, Trading & International Investing Expertise

- ✓ Structured, lead & deployed capital in thousands of direct investments over the last 2+ decades
- ✓ Directly relevant capital markets expertise and execution knowledge
- ✓ Access to capital leveraging extensive wall street relationships spanning hedge fund peers, ECM groups, institutional trading desks and investment bankers

II. Singular Connectivity To Crypto Market

GEMINI

Category-Leading Digital Asset Firm

- ✓ Institutional grade infrastructure tapping into liquidity from OTC providers and exchanges across the wider crypto ecosystem, facilitating best-in-class execution
- ✓ Licensed and regulated qualified custodian will ensure the highest standards of security and compliance
- ✓ Trusted API reporting capabilities to institutional customers

III. Best-in-Class Third-Party Administrator

opus.

Leading Third-Party Administrator

- ✓ Leading third-party administrator to facilitate accurate and reliable real-time treasury reporting
- ✓ Customized financial reporting ensuring accuracy and compliance at institutional level

IV. Best-in-Class Audit Providers

Transitioning to Top-Tier Global Auditor

Trusted Brand for Complex Structures

- ✓ Premier audit and compliance partner to be appointed to ensure regulatory compliance and disclosure from day 1
- ✓ Global capabilities to comply with various international accounting standards

V. Best-in-Class Legal Advisory

ROPES & GRAY

Experienced Advisors Across Geographies

- ✓ Specialized legal advisory to navigate domestic compliance and future international expansion
- ✓ Experienced digital assets team

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9 Strictly Private & Confidential Savvy TradFi and Digital Capital Market Experts to Drive Longterm Shareholder Value x Seasoned executive team with best - in - class capital markets execution history and deep well of transaction experience across the capital structure x Sophisticated and refined approach that leverages fulsome portfolio of transaction types and structures to facilitate crypto acquisition strategy x Best - in - class auditing and legal support to ensure best - in class operational infrastructure x Clear communication of KPI’s and disciplined approach to corporate overhead will ensure consistent alignment between shareholders and management and efficient translation of equity proceeds to BTC purchases x Gemini connectivity crucial to differentiated access to crypto market, facilitating faster trades, lower transaction costs, and higher shareholder returns x Dedicated Gemini team adds experienced and disciplined leaders in the digital asset market with sophisticated execution strategies and market knowledge x Licensed and regulated qualified custodian facilitating the highest standards of security and compliance x Globally recognized thought leader in the digital asset ecosystem enhancing international brand awareness Sophisticated Capital Raising & Operational Strategy 1 Proficient Crypto Acquisition And Treasury Management Strategy 2

Experienced Management Team

Experienced capital markets team from Empery alongside current PubCo executives



Ryan Lane
Co-Chief Executive Officer / Chairman

- Experienced investor with decades of experience structuring investments and raising capital in direct financings for hundreds of issuers in thousands of transactions
- Deep expertise across the capital structure designing bespoke structural solutions for companies across all industries
- Founder and Principal of Empery Asset Management since 2008
- Previous experience includes founding a broker-dealer that raised capital for development stage public and private companies
- Received BA from Franklin & Marshall College in Finance & Accounting



Tim Silver, CFA
Chief Operating Officer

- Capital markets expert with extensive experience executing direct financings across the capital structure and establishing systems and processes for reliable fund management
- Currently serving as a Portfolio Manager at Empery Asset Management
- Previous experience includes Lazard's M&A team covering the Consumer, Retail, and Leisure space
- Received BA from Colgate University in Mathematical Economics and MBA from Columbia Business School



Brett Director
Vice President of Legal

- Seasoned attorney with 30 years of experience focused primarily on structuring, negotiating and documenting capital raising transactions, including the issuance of equity, equity-linked and debt securities in private placements and public offerings
- Currently serving as General Counsel and Chief Compliance Officer at Empery Asset Management
- Previous experience includes over 15 years at Schulte Roth & Zabel, LLP advising both issuers and funds on capital market transactions and related matters
- Received BA from Franklin & Marshall College in Accounting and JD from Syracuse University



Alyson Chung
Digital Asset Treasury Controller

- Experienced controller who has spent over a decade establishing systems and processes for accurate and efficient fund administration, reporting and reconciliation
- Currently serving as Controller at Empery Asset Management
- Previous experience includes fund accounting at Brown Brothers Harriman managing accounting and administration for various client accounts
- Received BS from Stonybrook University in Business Administration and MBA from Baruch College in Accounting



Greg Endo
Chief Financial Officer

- Currently serves as the CFO of Volcon, Inc. after successfully completing the company's IPO and subsequent follow on equity / debt offerings
- Previous experience includes roles as an advisory consultant at Marcum Berstein & Pinchuk LLP and an audit and advisory partner for technology, real estate and manufacturing clients at Deloitte and Touche LLP
- Received a Master in Professional Accounting and Bachelor of Business Administration from the University of Texas at Austin
- Previously served in the U.S. Army / Texas National Guard and achieved the rank of Sergeant



Riley Noble
VP of Strategy

- VP of Strategy for Volcon Inc. currently developing product roadmaps rooted in deep analysis of market opportunity
- Strong understanding of tariff-driven demand and experienced building partnerships with international manufactures
- Previous roles with Cisco as product engineer for Data Center and Core Routing business units
- Received BS in Mechanical Engineering from the University of Texas at Austin

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11 Strictly Private & Confidential - Systems specialist with extensive experience designing trading systems, infrastructure, and cost models - Currently serves as Director of Strategy at Gemini - Previously held senior roles handling business development, trading strategies, and system operations at Hudson River Trading, GIC (Singapore’s Sovereign Wealth Fund), Kepos Capital, and Credit Suisse - Earned CFA Charter in 2012 - Master’s and Bachelor’s degree in Engineering from The Cooper Union Best - in Class Board of Directors - 40 years of experience in senior management roles at Pfizer, culminating in appointment as CEO in 2010 and Chairman of the board in 2011 until 2018 and 2019, respectively - Significant milestones include the spin - off of Pfizer’s Animal Healthcare vertical and formation of Allogene Therapeutics and Cerevel Therapeutics - Currently serving as a Senior Operating Executive with the Carlyle Group - Served as Chairman of the Board of DXC Technology from 2019 to 2023 - Received B.S. in Chemical Engineering from Imperial College London Ian Read, CPA Board Member Experienced board of directors bring unparalleled corporate governance and digital asset expertise Rohan Chauhan, CFA Board Member - Seasoned professional with operational experience across digital assets, fintech, and traditional finance - Founder & General Partner of The Venture Debt, an early - stage, fintech focused venture capital firm - Currently serves on boards of Gemini Trust Company and Standard Custody & Trust Company (a Ripple subsidiary) - Currently serves as Operating Partner at Nyca Partners - Received Master in Public Policy Degree from the Harvard Kennedy School Matthew Homer Board Member John Kim Board Member / Co - CEO - CEO of Volcon Inc. in 2024. Restructured company, cleared all debt, launched new products, and raised capital - Founder Super73 Inc., the World’s leading electric motorbike company. Acquired by Tiger Global in 2019 - Founder of U - Life Inc., an internet enabled home appliance company in Korea. Acquired by LG Electronics - Principal designer Yahoo Search, car designer Honda Motors, brand manager Proctor & Gamble - Masters in Design from Stanford University - Former US Army Paratrooper

Differentiated Vehicle and Approach to Initiate and Scale BTC Treasury

	Project Viper	Strategy	TWENTY ONE	STRIVE ASSET MANAGEMENT	NAKAMOTO
Structure	PubCo	PubCo	deSPAC	Reverse Merger	Reverse Merger
Immediate Launch / Active Treasury Strategy	✓	✓	✓	~	~
Zero Leverage	✓	✗	✗	✓	✗
~1x Current mNAV	✓	✗	✗	✗	✗
ATM / Shelf Eligibility	✓	✓	✗	✗	✗
Immediate Access to Registered Shares (current ATM)	✓	✓	✗	✗	✗
International Focus / Access	✓	✗	✗	✗	✓

Source: Company filings, BitcoinTreasuriesNet, Bloomberg, and Factset Note: For TwentyOne, Strive, and Kindly MD i) publicly traded, ATM Eligibility, and access to registered shares rows reflect ongoing merger and not currently trading shell / SPAC ii) Zero Leverage row reflects converts having been issued in proforma entity iii) mNAV entry point row reflects proforma market cap and assumes all capital raised to deploy into BTC is deployed accordingly at current BTC price (in addition to any BTC currently held). Strive proforma capitalization is not publicly disclosed.

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13 Strictly Private & Confidential Company Exchange / Ticker Market Cap ($M) (1) Total Crypto Held (2) Market Cap / Crypto Holdings YTD Stock Performance NASDAQ: MSTR $109,985 597,325 1.7x 38.9% NASDAQ: CEP $11,707 37,230 2.9x 203.7% US OTC: MTPLF $7,479 13,350 5.1x 399.6% NASDAQ: KDLY $2,893 6,979 3.8x 958.1% NASDAQ: CCCM $1,333 7,082 1.7x 5.2% NASDAQ: SBET $991 198,167 1.9x 54.9% NASDAQ: SMLR $529 4,449 1.1x (26.8%) Mean 2.6x 233.4% Median 1.9x 54.9% Select Comparable Digital Asset Strategies (1) Source: BitcoinTreasuriesNet , Factset , Bloomberg, Company Filings, Market data as of 7/2/2025. (1) Market cap for CEP, KDLY and CCCMSBET reflects proforma entity as disclosed in public filings. SBET market cap reflects PFW, and in - the money warrants per company filings. (2) Total Crypto held for KDLY, CCCM, and SBET reflects combination of BTC currently held and BTC able to be purchased from proceeds raised and publicly announced. ProCap BTC

Why and Why Now?

Traditional finance and digital asset native markets are converging

Why Digital Asset Treasuries?		Why Now?	
Proven Path to Value Generation	• First-movers such as MSTR, Semler Scientific, Metaplanet and others continue to show meaningful traction and value creation since announcements	**ETF Proliferation**	• ETFs and related derivative products have helped to further validate the existence of institutional interest in digital asset proxies
Regulatory Headwinds Abating	• New US administration and leading financial services regulators globally have shown a meaningful positive sentiment shift towards all things digital asset related in recent past	**First-Mover Competitive Advantage**	• As digital asset treasury strategies proliferate globally, companies are accelerating timelines to preserve any perceived first mover advantage status
Institutional Support from Pre-eminent Investors	• Digital asset treasury companies and related transactions have seen support and demand from select top tier investors globally	**Current Robust Demand**	• Digital asset treasury transactions continue to price with attractive terms, oversubscribed books, and have generated outsized returns for associated public equities
Superior Historical Performance	• Digital asset treasury companies have outperformed meaningfully since announcements compared to broader public markets in recent past	**Accounting Reform (FASB Update)**	• FASB issued (in Dec'24) a new standard requiring companies to measure certain crypto assets, including BTC, at fair value & reflect changes in fair value in net income each reporting period

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15 Strictly Private & Confidential Unique Value Proposition of BTC Treasury Company Versus Spot ETPs Crypto ETPs / ETFs Crypto - Aligned OpCo Structure × Trust company; Limited control over capital structure; Non - zero management fee x Operating company; Active control over capital structure; No management fee, ability to dividend or reinvest cash flows Company Structure × Not able to develop tangential business lines, stock typically trades at NAV x Able to innovate and create incremental shareholder value through operating company vend - in, product development, potential to command premium to NAV and re - invest in free cash flow Ability to Develop Software, Generate Staking Revenue × Limited x Diversified Equity Issuance: At - the - market offerings, Follow - ons, Preferreds , etc. Ability to Leverage Capital Markets

16 Strictly Private & Confidential I Investment Overview II Investment Opportunity III Appendix 16 Strictly Private & Confidential

Risk Factors

Investing in the Company involves a high degree of risk. Certain factors may have a material adverse effect on the business, financial condition and results of operations of the Company and your potential investment in the Company. Please also refer to the risk factors disclosed in the Company's SEC filings, including those discussed in the section entitled "Risk Factors" of the Company's 2024 Annual Report on Form 10-K filed with the SEC (as amended), as may be updated from time to time in the Company's subsequent Quarterly Reports on Form 10-Q, and in other filings that the Company makes with the SEC.

The risks and uncertainties described below (and those in the Company's SEC filings) are not the only ones that the Company faces. Additional risks that the Company are unaware of, or that the Company currently believes are not material, may also become important factors that materially adversely affect the Company. If any of the risk factors discussed in the Company's public filings with the SEC or any of the following risks actually occur, the business, financial condition, results of operation, and future prospects of the Company could be adversely affected, the trading price of the Company's common stock could decline, and you could lose all or part of your potential investment.

Risks Related to the Company's Business and Bitcoin Strategy and Holdings

- We intend to use the net proceeds from the proposed offering to purchase digital assets, including Bitcoin, the price of which has been, and will likely continue to be, highly volatile. The Company's operating results and share price may significantly fluctuate, including due to the highly volatile nature of the price of such digital assets and erratic market movements.
- Digital assets are novel assets, which will expose the Company to significant legal, commercial, regulatory and technical uncertainty, which could materially adversely affect the Company's financial position, operations and prospects.
- The regulatory regime for digital assets in the U.S. and elsewhere is uncertain. The Company may be unable to effectively react to proposed legislation and regulation of digital assets, which could adversely affect its business.
- Changes in regulatory interpretations could require us to register as a money services business or money transmitter, leading to increased compliance costs or operational shutdowns.
- If any of the digital assets that we hold are classified as a security, we may be subject to extensive regulation, which could result in significant costs or force us to cease certain operations.
- The classification of digital assets that we hold as a commodity could subject us to additional CFTC regulation, resulting in significant compliance costs or the cessation of certain operations.
- We are not subject to legal and regulatory obligations that apply to investment companies such as mutual funds and exchange-traded funds, or to obligations applicable to investment advisers.
- Due to the unregulated nature and lack of transparency surrounding the operations of many digital asset trading venues, digital asset trading venues may experience greater fraud, security failures or regulatory or operational problems than trading venues for more established asset classes, which may result in a loss of confidence in digital asset trading venues and adversely affect the value of digital assets and the Company's financial position, operations and prospects.
- Our historical financial statements do not reflect the potential variability in earnings that we may experience in the future relating to our proposed holdings of digital assets. Accordingly, it will be difficult to evaluate the Company's business and future prospects, and the Company may not be able to achieve or maintain profitability in any given period.
- Digital asset holdings are less liquid than cash and cash equivalents and may not be able to serve as a source of liquidity for us to the same extent as cash and cash equivalents.
- Digital asset lending arrangements may expose us to risks of borrower default, operational failures and cybersecurity threats.
- Intellectual property disputes related to the open-source structure of digital asset networks exposes us to risks related to software development, security vulnerabilities and potential disruptions to digital asset technology could threaten our ability to operate.
- The lack of legal recourse and insurance for digital assets increases the risk of total loss in the event of theft or destruction.
- The Company will face risks relating to the custody of its digital assets. If we or our third-party service providers experience a security breach or cyberattack and unauthorized parties obtain access to our digital assets, or if our private keys are lost or destroyed, or other similar circumstances or events occur, we may lose some or all of our digital assets and our financial condition and results of operations could be materially adversely affected.
- The irreversibility of digital asset transactions exposes us to risks of theft, loss and human error, which could negatively impact our business.
- Following the launch of the Company's proposed digital asset treasury strategy, the Company will operate in a highly competitive environment and will compete against other companies and other entities with similar strategies, including companies with significant holdings in Bitcoin and other digital assets, and the Company's business, operating results, and financial condition may be adversely affected if the Company is unable to compete effectively.
- The emergence or growth of other digital assets, including those with significant private or public sector backing, including by governments, consortiums or financial institutions, could have a negative impact on the price of Bitcoin and adversely affect the Company's securities.

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18 Strictly Private & Confidential Risk Factors (Cont.) Risks Related to the PIPE • The benefits of the proposed PIPE and associated transactions may not be realized to the extent currently anticipated by the Com pany, or at all. The ability to recognize any such benefits may be affected by, among other things, competition, the ability of the Company and its management to successfully execute on the digital asset t rea sury strategy, maintain relationships and retain its management and key employees. • Securities issued in the proposed PIPE will be restricted securities and will not be registered upon issuance and therefore w ill be subject to securities law restrictions on transferability until such time as the resale of such securities is registered under the Securities Act or an exemption from the registration requirements of the Securities A ct is available. • Our stockholders will experience significant dilution as a result of the proposed PIPE. The number of shares we plan to sell in the proposed PIPE Financing is significant in relation to the number of outstanding shares of our common stock. • We may become obligated to pay liquidated damages if we fail to file, obtain effectiveness and maintain effectiveness of the res ale registration statement in accordance with the terms of the Securities Purchase Agreement and the form of Registration Rights Agreement related to the proposed PIPE. • Some of the Company’s existing and proposed directors, executive officers and principal stockholders have interests in the pr opo sed PIPE that are different from yours. • Stockholders will experience substantial dilution if outstanding warrants or pre - funded warrants are exercised for shares common stock. • The Company will incur significant transaction costs in connection with the proposed transactions, which could be higher than cu rrently anticipated.

International Access[(1)(2)(3)]

Strategic pathway to emerging digital asset markets supported by plans for multiple international listings

	EURONEXT	KRX KOREA EXCHANGE	BÖRSE FRANKFURT
Method of Exposure	Dual List	ADR	ADR
Description	Pan-European exchange connecting markets across seven countries	South Korea's main securities and derivatives trading hub	Leading German exchange facilitating global equity and derivatives trading
Depth of Issuance	~1,800+ Issuers	~2,700+ Issuers	~600+ Issuers
Depth of Liquidity	~350 Trading Members ~6,000+ Institutional Investors	~14M+ Retail Investors	~1.8M Listed Securities
Proven Path to Access	[Connectivity via board member]	[Connectivity via board member]	[Connectivity via board member]
Timing	[1H 2026]	[1H 2026]	[1H 2026]
Why	Large pool of institutional capital based out of Europe	Substantive untapped demand for BTC exposure via a listed vehicle	Access to high-frequency, low latency trading infrastructure via Xetra integration

1. Euronext source(s): https://www.euronext.com/en/about/our-business 2. KRX source(s):https://www.pwc.com/kr/en/publications/samilpwc_k-ipo-2024.pdf, https://www.thornburg.com/article/will-closing-the-korean-discount-create-investment-opportunities/ 3. FSE source(s): https://financialreports.eu/companies/exchanges/frankfurt-stock-exchange, https://www.lseg.com/en/data-analytics/financial-data/pricing-and-market-data/equities-market-data/deutsche-boerse-stock-exchange

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